UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

BOSTON EDISON COMPANY

(Exact name of registrant as specified in its charter)

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2007

Registrant, Address and Telephone Number

BOSTON EDISON COMPANY
800 Boylston Street
Boston, Massachusetts 02199
Telephone (617) 424-2000

Commission File Number	State of Incorporation	I.R.S. Employer Identification No.

1-2301	Massachusetts	04-1278810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

Effective January 1, 2007, NSTAR , the parent company of Boston Edison Company (Boston Edison), completed the transfer of the assets (consisting primarily of the utility distribution facilities, properties and other assets, rights, and franchises) and liabilities, consisting of the net assets of its wholly-owned electric subsidiaries, Commonwealth Electric Company (Commonwealth), Cambridge Electric Light Company (Cambridge) and Canal Electric Company (Canal) to Boston Edison.  The transfer of net assets was structured as a merger of Commonwealth, Cambridge and Canal into Boston Edison.  The transfer of net assets was made pursuant to NSTAR's Settlement Agreement of December 30, 2005 as approved by the Massachusetts Department of Telecommunications and Energy (MDTE).  The transfer of net assets was approved by the MDTE and by the Federal Energy Regulatory Commission.  In connection with the transaction, Boston Edison changed its corporate name to NSTAR Electric Company (NSTAR Electric).  In accordance with the Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 141 "Business Combinations," the financial statements of Boston Edison (the combined entity) would report results of operations, cash flows and financial position for the period in which the transfer occurs as though the transfer had occurred at the beginning of the earliest period presented.  In connection with the merger, Boston Edison issued an aggregate of 25 of its Common Shares, par value $1.00 per share, to NSTAR in exchange for the net assets of such companies.  The exchange rate was determined and allocated based on the percentage of common equity of Commonwealth, Cambridge and Canal.  Following the transaction, NSTAR Electric (f.k.a. Boston Edison) will continue as a wholly-owned subsidiary of NSTAR.

Item 8.01.  Other Events

In connection with the transaction and merger described in Item 2.01, Boston Edison changed its corporate name to "NSTAR Electric Company."

Item 9.01.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

(b)  Pro forma financial information

Financial statements required by these Items have not been filed herewith pursuant to sub-part (a)(4). The registrant will file the required financial statement information by amendment of this filing within 71 calendar days, or March 16, 2007, of this initial report on Form 8-K.

(d)  Exhibits

Number	Exhibit
2.1	Agreement and Plan of Merger dated as of April 10, 2006, by and among Boston Edison Company, Commonwealth Electric Company, Cambridge Electric Light Company and Canal Electric Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON EDISON COMPANY
(Registrant)
Date: January 5, 2007	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller
and Chief Accounting Officer